Exhibit 10.12

DEBT SETTLEMENT AGREEMENT

THIS AGREEMENT is made as of December 9, 2022 (the “Settlement Date”) BETWEEN:

TERRASCEND CORP., a corporation incorporated under the laws of the Province of Ontario (“TerrAscend”)

-
AND -

ARISE BIOSCIENCE, INC., a corporation existing under the laws of the State of Delaware (“Arise”)

-
AND -

TERRASCEND CANADA INC., a corporation incorporated under the laws of the Province of Ontario (“TerrAscend Canada” and together with Arise, the “Debt Issuers”)

-
AND -

CANOPY USA, LLC, a limited liability company existing under the laws of the State of Delaware (“Canopy USA”)

-
AND -

CANOPY USA I LIMITED PARTNERSHIP, a limited partnership existing under the laws of the Province of Ontario (“Canopy USA LP I”)

-
AND -

CANOPY USA III LIMITED PARTNERSHIP, a limited partnership existing under the laws of the Province of Ontario (“Canopy USA LP III”, together with Canopy USA LP I, the “Canopy USA LPs” and, together with Canopy USA, the “Canopy USA Entities”)

WHEREAS:

A.
On October 24, 2022, Canopy Growth Corporation ("Canopy Growth"), certain of its wholly- owned subsidiaries and Canopy USA completed a series of transactions to effect a reorganization (the “Reorganization”). Pursuant to the Reorganization, among other things, Canopy USA or entities controlled by Canopy USA acquired from Canopy Growth or subsidiaries of Canopy Growth:

i.
38,890,570 exchangeable shares (“Exchangeable Shares”) in the capital of TerrAscend;

ii.
an option to acquire 1,072,450 common shares of TerrAscend (“Common Shares”)

for an aggregate exercise price of $1.00 (the “TerrAscend Option”);

iii.
2,152,733 Common Share purchase warrants (the “Warrants”) with an exercise price of $3.74 per Common Share (the “TerrAscend 1A Warrants”);

iv.
15,656,242 Warrants with an exercise price of $5.14 per Common Share (the “TerrAscend 1B Warrants”);

v.
2,225,714 Warrants with an exercise price of $5.95 per Common Share (the “TerrAscend 2A Warrants”);

vi.
333,723 Warrants with an exercise price of $6.49 per Common Share (the “TerrAscend 2B Warrants”);

vii.
1,926,983 Warrants with an exercise price of $15.28 per Common Share (the “TerrAscend 3A Warrants”); and

viii.
178,735 Warrants with an exercise price of $17.19 per Common Share (the “TerrAscend 3B Warrants”, together with the TerrAscend 1A Warrants, TerrAscend 1B Warrants, the TerrAscend 2A Warrants, TerrAscend 2B Warrants and TerrAscend 3A Warrants, the “TerrAscend Warrants”).

B.
Following completion of the Reorganization:

i.
Canopy USA LP I is the registered owner of the TerrAscend 3A Warrants and the TerrAscend 3B Warrants;

ii.
Canopy USA II Limited Partnership is the registered owner of 38,890,570 Exchangeable Shares and the TerrAscend Option; and

iii.
Canopy USA LP III is the registered owner of the TerrAscend 1A Warrants, the TerrAscend 1B Warrants, the TerrAscend 2A Warrants and the TerrAscend 2B Warrants.

C.
In connection with the Reorganization, Canopy USA LP I also acquired ownership of a non- convertible debenture (the “Arise Debenture”) dated December 10, 2020 issued by Arise, with an aggregate principal amount of US$20,000,000 bearing interest, commencing upon the third anniversary of the date of issuance, at 6.1% per annum and maturing on December 10, 2030 or such earlier date in accordance with the terms of the Arise Debenture.

D.
In connection with the Reorganization, Canopy USA LP III also acquired ownership of:

a.
a non-convertible debenture (the “TerrAscend Debenture”) dated March 10, 2020 issued by TerrAscend Canada, with an aggregate principal amount of $80,526,000 bearing interest at 6.1% per annum and maturing on March 10, 2030 or such earlier date in accordance with the terms of the TerrAscend Debenture; and

b.
a $13,243,000 loan receivable owing by TerrAscend Canada pursuant to the terms of a loan agreement dated February 4, 2020 (the “TerrAscend Loan” and together with the Arise Debenture and the TerrAscend Debenture, the “Debt Obligations”), with the principal amount bearing interest at 6% per annum and maturing on October 2, 2024 or such earlier date in accordance with the terms of the TerrAscend Loan.

E.
The parties hereto wish to restructure the arrangements and agreements described above as set forth below, on the terms and conditions set forth in this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the covenants, agreements, representations and warranties set out below, the parties covenant and agree as follows:

1.
INTERPRETATION

1.1
Definitions

As used in this Agreement, the following terms have the following meanings:

(a)
“Affiliate” means any Person that directly or indirectly controls, is controlled by, or is under common control with, a Party. For purposes of the preceding sentence, “control” means possession, directly or indirectly, of the power to direct or cause direction of management and policies through ownership of voting securities, contract, voting trust or otherwise;

(b)
“Agreement” means this Agreement, including its recitals and schedules, as amended and supplemented;

(c)
“Antitrust Laws” means the Competition Act (Canada), the Sherman Antitrust Act of 1890, the Clayton Act of 1914, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the Federal Trade Commission Act of 1914, and all other Applicable Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition;
(d)
“Applicable Laws” means (a) any domestic or foreign statute, law (including common and civil law), treaty, code, ordinance, rule, regulation or by-law (zoning or otherwise), which, for certainty, includes Canadian Securities Laws; (b) any judgement, order, writ, injunction, decision, ruling, decree or award; (c) any regulatory policy, practice, protocol, guideline or directive; or (d) any franchise, licence, qualification, authorization, consent, exemption, waiver, right, permit or other approval, in each case, of any Governmental Authority or any municipal, state or federal cannabis regulatory authority and having the force of law, binding on or affecting the Party referred to in the context in which the term is used or binding on or affecting the property of such Party, all of the foregoing as may exist;

(e)
“Canadian Securities Laws” means, collectively, and, as the context may require, applicable securities laws of each of the provinces of Canada and the respective regulations and rules under those securities laws together with all applicable policy statements, instruments, notices, blanket orders and rulings of the securities regulatory authorities in each of the provinces of Canada;

(f)
“Cannabis Laws” means all Applicable Laws and rules, regulations and policies of any Governmental Authority having jurisdiction over TerrAscend and its subsidiaries with respect to the possession, ownership, storage, distribution, sale, promotion and disposal of any cannabis or related product distributed or sold by TerrAscend or its subsidiaries, including, without limitation, the Cannabis Act, S.C. 2018, c.16, the Cannabis Regulations, SOR/2018-144;

(g)
“Confidential Information” means the terms of this Agreement and any other information and intellectual property concerning any matters affecting or relating to the business, operations, assets, results or prospects of the Parties, including information regarding plans, budgets, costs, processes and other data, except to the extent that such information has already been publicly released by a Party as allowed herein or that the Party providing such information can demonstrate was previously publicly released by a Person who did not do so in violation or contravention of any duty or agreement;

(h)
“CSE” means the Canadian Securities Exchange;
(i)
“Governmental Authorities” means any municipal, regional, provincial, state or federal governments and their agencies, authorities, branches, departments, commissions or boards, having or claiming jurisdiction over a Person and/or such Person’s assets including, for greater certainty, Health Canada, U.S. state cannabis regulators and the CSE, and “Governmental Authority” shall mean any one of the Governmental Authorities as the context requires;

(j)
“Parties” means the parties to this Agreement and “Party” means any one of them; and

(k)
“Person” means an individual, legal personal representative, corporation, body corporate, firm, partnership, trust, trustee, syndicate, joint venture, unincorporated organization or Governmental Authority.

1.2
Gender and Number

Any reference in this Agreement to gender shall include all genders, and words importing the singular number only shall include the plural and vice versa.

1.3
Headings, Etc.

The division of this Agreement into Articles, Sections, Subsections, Exhibits and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in the construction or interpretation of this Agreement.

1.4
Currency

All references in this Agreement to dollars, unless otherwise specifically indicated, are expressed in the currency of Canada.

1.5
Severability

Any article, section, subsection, exhibit or other subdivision of this Agreement or any other provision of this Agreement which is, or becomes, illegal, invalid or unenforceable shall be severed from this

Agreement and be ineffective to the extent of such illegality, invalidity or unenforceability and shall not affect or impair the remaining provisions hereof or thereof.

1.6
Governing Law

This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. For the purposes of legal proceedings, this Agreement shall be deemed to have been made in the said Province and to be performed therein and the courts of that Province shall have jurisdiction over all disputes which may arise under this Agreement. The Parties hereby irrevocably and unconditionally submit to the non-exclusive jurisdiction of such courts.

1.7
Interpretation

Unless otherwise expressly provided in this Agreement, if any matter in this Agreement is subject to the determination, consent or approval of the Canopy USA Entities or is to be acceptable to the Canopy USA Entities, such determination, consent, approval or determination of acceptability will be in the sole discretion of the Canopy USA Entities, which means the Canopy USA Entities shall have sole and unfettered discretion, without any obligation to act reasonably. If any provision in this Agreement refers to any action taken or to be taken by a Person, or which a Person is prohibited from taking, such provision will be interpreted to include any and all means, direct or indirect, of taking, or not taking, such action. When used in the context of a general statement followed by a reference to one or more specific items or matters, the term “including” shall mean “including, without limitation” and the use of the term “includes” shall mean “includes, without limitation”.

2.
ISSUANCE OF NEW SECURITIES

In consideration of the premises and of the covenants, agreements, representations and warranties set out herein, TerrAscend and the Canopy USA Entities agree that on the Settlement Date:

(a)
all of the TerrAscend Warrants shall be cancelled; and

(b)
TerrAscend shall deliver to the Canopy USA Entities, as consideration for extinguishing the Debt Obligations, including all principal and interest on the amounts outstanding thereunder, an aggregate of 24,601,467 Exchangeable Shares of TerrAscend (collectively, the “New Shares”) and warrants to purchase 22,474,130 Common Shares (the “New Warrants” and, together with the “New Shares”, the “New Securities”) with an expiration date of December 31, 2032 in the form attached hereto as Exhibit “A” as follows:

(i)
5,349,020 New Shares to Canopy USA LP I;

(ii)
19,252,447 New Shares to Canopy USA LP III;

(iii)
473,601 New Warrants to Canopy USA LP I with an exercise price of $3.74;

(iv)
1,679,132 New Warrants to Canopy USA LP III with an exercise price of $3.74;

(v)
3,444,373 New Warrants to Canopy USA LP I with an exercise price of $5.14;

(vi)
12,211,869 New Warrants to Canopy USA LP III with an exercise price of $5.14;

(vii)
489,657 New Warrants to Canopy USA LP I with an exercise price of $5.95;

(viii)
1,736,057 New Warrants to Canopy USA LP III with an exercise price of $5.95;

(ix)
73,419 New Warrants to Canopy USA LP I with an exercise price of $6.49;

(x)
260,304 New Warrants to Canopy USA LP III with an exercise price of $6.49;

(xi)
423,936 New Warrants to Canopy USA LP I with an exercise price of $15.28;

(xii)
1,503,047 New Warrants to Canopy USA LP III with an exercise price of $15.28;

(xiii)
39,322 New Warrants to Canopy USA LP I with an exercise price of $17.19; and

(xiv)
139,413 New Warrants to Canopy USA LP III with an exercise price of $17.19.

3.
DEBT SETTLEMENT AND SECURITY MATTERS

In accordance with the terms of this Agreement, in consideration for and only upon the issuance of the New Securities to the Canopy USA Entities, as applicable, the Canopy USA LPs, as applicable, acknowledge and agree that:

(a)
all of the Debt Obligations shall be extinguished and all principal and interest on the amounts outstanding thereunder, together with all fees and expenses and other amounts owing in respect of the Debt Obligations shall be settled and extinguished;

(b)
any and all guarantees and security documents delivered in connection with the Debt Obligations (collectively, the “Security”) shall be released;

(c)
all agreements, documents or other instruments evidencing or comprising the Security or the indebtedness, liabilities and obligations thereby secured are hereby cancelled and terminated and are of no further force or effect;

(d)
the Debt Obligations and the Security shall automatically terminate and be of no further force or effect and TerrAscend and its subsidiaries (including, without limitation, TerrAscend Canada and Arise) shall be released and discharged from all obligations, liabilities, claims and demands under and in respect of the Debt Obligations and the Security;

(e)
the Canopy USA LPs, as applicable, shall release to TerrAscend or as TerrAscend may direct any and all pledged collateral (including, without limitation, any and all pledged securities) in its possession securing the Debt Obligations; and

(f)
the Canopy USA LPs, as applicable, shall release their interest in all policies of insurance held by it in respect of any of TerrAscend or any of its subsidiaries’ assets and agrees that any notation of such interest may be deleted from all such policies.

Notwithstanding the foregoing or any other provision contained in this Agreement, TerrAscend and its subsidiaries (including, for greater certainty, each of the Debt Issuers and each other person obligated under the Debt Obligations, Security or the other documents delivered in connection therewith) shall remain liable for any and all indemnification and other provisions of the Debt Obligations, Security and the other documents delivered in connection therewith which by their terms survive termination of the Debt Obligations.

Each of the Canopy USA LPs, as applicable, represents and warrants that, since the date of the Reorganization, it has not sold, assigned, encumbered or granted any interest in any of the Debt Obligations or the Security, or agreed to do any of the foregoing.

Each of the Canopy USA LPs, as applicable, authorizes TerrAscend and its agents (including, without limitation, Bennett Jones LLP) (collectively, the “Designees”) to prepare and/or file on behalf of the applicable Canopy USA LPs discharge statements and termination statements with respect to those registrations and filings made pursuant to the Debt Obligations and the Security (and each of the Canopy USA LPs acknowledges and agrees that such Designees may rely on the provisions of this Agreement as their good and sufficient authority for so doing). All filings, termination statements, discharges, releases, notices and any other instruments or actions proposed to be signed, completed, filed, registered, notified or otherwise taken by the Designees shall be subject to the prior written approval of the applicable Canopy USA LP or its counsel, acting reasonably. Each Designee shall, promptly after completion, provide the applicable Canopy USA LP and its counsel with copies of all filings, termination statements, discharges, releases, notices and any other instruments or actions so signed, completed, filed, registered, notified or otherwise taken by it pursuant hereto.

Upon the reasonable request of TerrAscend and as soon as reasonably practicable following such request, in each case at the expense of TerrAscend, the Canopy USA LPs, as applicable, shall execute and deliver to TerrAscend additional terminations and discharges of the Security and each of the Canopy USA LPs’ security interests on, and in, TerrAscend’s and its subsidiaries’ assets and personal property as are necessary to evidence the termination and discharge of such security interests of or in favour of the Canopy USA LPs as they relate to the Debt Obligations.

4.
SECURITIES LAW MATTERS

4.1
Canadian Prospectus Exemption

Each of the Canopy USA Entities hereby represents and warrants to TerrAscend that it is purchasing the New Securities as principal for its own account and that it is an “accredited investor” within the meaning of the Securities Act (Ontario) and applicable Canadian securities laws.

4.2
No Registration

The Canopy USA Entities understand and acknowledge that the Securities have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state of the United States and the offer and sale of the Securities to each Canopy USA Entity is being made on the basis of such Canopy USA Entity being an “accredited investor” as defined in Rule 501(a) of Regulation D and/or a "qualified institutional buyer" as defined in Rule 144A of the Securities Act in reliance on the private placement exemption provided by Rule 506(b) of Regulation D under the Securities Act and/or under Section 4(a)(2) of the Securities Act and similar exemption applicable under state securities laws.

4.3
Acknowledgements of the Canopy USA Entities

The Canopy USA Entities acknowledge that:

(a)
the Canopy USA Entities have not received or been provided with a prospectus, offering memorandum (within the meaning of Canadian Securities Laws) or any sales or advertising literature in connection with the transactions contemplated in this Agreement, or any document purporting to describe the business and affairs of TerrAscend which has been prepared for review by prospective purchasers to assist in making an investment decision in respect of the New Securities and each of the Canopy USA Entities’ decision to subscribe for the New Securities was not based upon, and each such Canopy USA Entity has not relied upon, any oral or written representations as to facts made by or on behalf of TerrAscend except as set forth herein. Each of the Canopy USA Entities’ decision to subscribe for the New Securities was based solely upon this Agreement, the representations, warranties, covenants and acknowledgements of TerrAscend contained herein, and information about TerrAscend which is publicly available, including information filed on SEDAR under TerrAscend’s profile at www.sedar.com (any such information not having been provided by TerrAscend and having been obtained by the Canopy USA Entities);

(b)
any certificate or certificates representing the Securities shall bear a restrictive legend stating that such securities have not been registered under the Securities Act and applicable state securities laws and referring to restrictions on the transferability and sale thereof and/or that book entries for uncertificated Securities will include similar restrictive notifications; and

(c)
TerrAscend is relying on an exemption from the requirement to provide the Canopy USA Entities with a prospectus under Canadian Securities Laws and, as a consequence of acquiring the New Securities pursuant to such exemption:

(i)
certain protections, rights and remedies provided by Canadian Securities Laws, including statutory rights of rescission or damages and certain statutory remedies against an issuer, underwriter, auditors, directors and officers that are available to investors who acquire securities offered by a prospectus, will not be available to the Canopy USA Entities;

(ii)
the common law may not provide investors with an adequate remedy in the event that they suffer investment losses in connection with securities acquired in a private placement;

(iii)
the Canopy USA Entities may not receive information that would otherwise be required to be given under Canadian Securities Laws; and

(iv)
TerrAscend is relieved from certain obligations that would otherwise apply under Canadian Securities Laws.

4.4
Acknowledgements of the Parties

TerrAscend, the Debt Issuers, and the Canopy USA Entities acknowledge that:

(a)
any U.S. state cannabis license owned by TerrAscend, the Debt Issuers or their affiliates (collectively, the “TerrAscend Licensees”) were issued to the TerrAscend Licensees; that such licenses are generally nontransferable and remain the property of the TerrAscend Licensees; and that nothing in this Agreement shall be construed as a transfer, assignment, sale, or conveyance of such licenses to the Canopy USA Entities or to any other person. It is the intent of the Parties that this Agreement does not result in any change of ownership and control (as defined by Applicable Law) of TerrAscend or in a lease, sublease or subcontract of any license owned by the TerrAscend Licensees to the Canopy USA Entities; and

(b)
the Parties acknowledge that this Agreement may be submitted to Governmental Authorities and may be subject to approval if required by Applicable Law.

5.
REPRESENTATIONS AND WARRANTIES

5.1
Representations and Warranties of the Canopy USA Entities

Each of the Canopy USA Entities hereby makes the following representations and warranties (individually and not jointly or severally) and acknowledge that TerrAscend is relying upon the accuracy of each such representation and warranty in connection with the matters and transactions contemplated herein:

(a)
Each Canopy USA Entity is duly formed, validly existing and in good standing under the laws of its jurisdiction of formation.

(b)
Each Canopy USA Entity has the requisite power and authority to conduct its business as presently conducted in the jurisdictions in which it currently carries on business, including the execution, delivery and performance of this Agreement.

(c)
The execution, delivery and performance of this Agreement has been duly authorized by all necessary or proper corporate and shareholder action.

(d)
This Agreement has been duly executed and delivered and constitutes a legal, valid and binding obligation of such Canopy USA Entity enforceable against it in accordance with its terms, subject only to:

(i)
applicable bankruptcy, insolvency, liquidation, reorganization, reconstruction, moratorium laws or similar laws affecting creditors’ rights generally; and

(ii)
the fact that the availability of equitable remedies, such as specific performance and injunctive relief, are in the discretion of a court and may not be available where damages are considered an equitable remedy.

(e)
The execution, delivery and performance of this Agreement does not and will not contravene any provision of each Canopy USA Entity’s constating documents or any resolutions passed by the directors (or any committee thereof) or shareholders of such Canopy USA Entity.

(f)
Each of the Canopy USA Entities is (x) a qualified institutional buyer (as defined in Rule 144A of the Securities Act), or (y) an accredited investor (as defined in Rule 501 of the Securities Act).

5.2
Representations and Warranties of TerrAscend and the Debt Issuers

TerrAscend and each of the Debt Issuers hereby makes the following representations and warranties (individually and not jointly or severally) and acknowledge that the Canopy USA Entities are relying upon the accuracy of each such representations and warranties in connection with the matters and transactions contemplated herein:

(a)
TerrAscend and the Debt Issuers are corporations duly incorporated, organized, validly existing and in good standing under the laws of its jurisdiction of incorporation.

(b)
TerrAscend and the Debt Issuers have the requisite corporate power and authority to conduct its business as presently conducted in the jurisdictions in which it currently carries on business, including the execution, delivery and performance of this Agreement.
(c)
The Common Shares are listed on the CSE and no order, ruling or determination having the effect of suspending the sale or ceasing the trading in any securities of TerrAscend has been issued by any regulatory authority and is continuing in effect and no proceedings for that purpose have been instituted or, to the knowledge of TerrAscend, are pending, contemplated or threatened by any regulatory authority.

(d)
TerrAscend is a reporting issuer in Ontario, British Columbia and Alberta and is not included on the list of issuers in default in each such province.

(e)
As of the date hereof, the outstanding share capital of TerrAscend consists of 258,580,542 Common Shares, 13,208 preferred shares in the capital of TerrAscend, 38,890,570 Exchangeable Shares and 13,504,500 units of a subsidiary of TerrAscend that are convertible into 13,504,500 Common Shares.

(f)
The execution, delivery and performance of this Agreement have been duly authorized by all necessary or proper corporate and shareholder action.

(g)
This Agreement has been duly executed and delivered and constitute legal, valid and binding obligations of TerrAscend and each of the Debt Issuers enforceable against them in accordance with its terms, subject only to:

(i)
applicable bankruptcy, insolvency, liquidation, reorganization, reconstruction, moratorium laws or similar laws affecting creditors’ rights generally; and

(ii)
the fact that the availability of equitable remedies, such as specific performance and injunctive relief, are in the discretion of a court and may not be available where damages are considered an equitable remedy.

(h)
The execution, delivery and performance of this Agreement does not and will not contravene any provision of TerrAscend’s or each of the Debt Issuers’ constating documents or any resolutions passed by the directors (or any committee thereof) or shareholders of TerrAscend or each of the Debt Issuers.

(i)
The New Shares have been duly and validly authorized and allotted for issuance by TerrAscend and, when issued and delivered by TerrAscend pursuant to this Agreement, the New Shares will be validly issued as fully paid and non-assessable Exchangeable Shares and will be free of restrictions on transfer, other than restrictions on transfer set forth under applicable securities legislation.
(j)
The New Warrants to be issued have been duly and validly authorized and created by TerrAscend and, when issued and delivered by TerrAscend pursuant to this Agreement, the New Warrants will be validly issued and will be free of restrictions on transfer, other than restrictions on transfer set forth under applicable securities legislation.

(k)
The Common Shares issuable upon exercise of the New Warrants have been duly and validly authorized and allotted for issuance by TerrAscend and, upon exercise of the New Warrants in accordance with their terms and when issued and delivered by TerrAscend, against payment of the consideration thereof, the Common Shares underlying the New Warrants will be validly issued as fully paid and non-assessable Common Shares and will be free of restrictions on transfer, other than restrictions on transfer set forth under applicable securities legislation.

(l)
The Common Shares issuable upon conversion of the New Shares have been duly and validly authorized and allotted for issuance by TerrAscend and, upon conversion of the New Shares in accordance with their terms and when issued and delivered by TerrAscend, the Common Shares issuable upon conversion of the New Shares will be validly issued as fully paid and non-assessable Common Shares and will be free of restrictions on transfer, other than restrictions on transfer set forth under applicable securities legislation.

(m)
The execution and delivery of this Agreement and certificates representing the New Warrant, as applicable, and the fulfilment of the terms of such documents by TerrAscend and the issuance and delivery of the New Securities to be issued do not and will not require the consent, approval, authorization, registration or qualification of or with any Governmental Authority, stock exchange or other third-party.

5.3
Survival of Representations and Warranties

Each representation, warranty, and covenant contained in this Agreement shall survive for 12 months after the completion of the transactions contemplated herein.

6.
COVENANTS
(a)
TerrAscend shall, if required, file, with the applicable securities commission, a report of exempt distribution on Form 45-106F1 – Report of Exempt Distribution;

(b)
TerrAscend shall cause to be filed, and cooperate with the Canopy USA Entities to make any filings, deemed necessary to the applicable Governmental Authorities regarding the transactions contemplated by this Agreement, including providing any requested documentation about the TerrAscend Licensees in a prompt and reasonable manner; and

(c)
the Parties shall cooperate and use all reasonable efforts to obtain and diligently assist the other Party in obtaining all necessary consents, approvals, and authorizations under any Applicable Laws to the transactions contemplated by this Agreement, including, without limitation, to such consents, approvals, and authorizations and amendments, variations or changes to each of the foregoing, as mandated by the Antitrust Laws and Cannabis Laws, including as these may be amended from time to time, and the policies of the CSE.

7.
MISCELLANEOUS

7.1
Confidentiality

(a)
All Confidential Information shall be treated as confidential by the Parties and shall not be disclosed to any other Person other than in circumstances where a Party has an obligation to disclose such information in accordance with Applicable Law, in which case, such disclosure shall only be made after consultation with the other Parties (if reasonably practicable and permitted by Applicable Law).

(b)
In the event that a Party hereto determines that a public announcement or other disclosure of the transactions contemplated hereby (each an “Announcement”) becomes necessary under Applicable Law, it will provide notice to the other Party as soon as reasonably possible, and, subject to the Parties’ timely disclosure obligations, shall not release such Announcement until the form and content of the Announcement is approved by the other Party acting reasonably.

(c)
Notwithstanding the foregoing, each of the Parties acknowledges and agrees that:

a.
TerrAscend and the Canopy USA Entities shall each be permitted to disclose all such information as may be required under applicable Canadian Securities Laws;

b.
TerrAscend and the Canopy USA Entities may each disclose Confidential Information to:

i.
a Person providing financing or funding to TerrAscend or the Canopy USA Entities, as applicable, together with such prospective financier’s consultants and advisors (financial and legal); and

ii.
any prospective purchaser of the New Securities, together with such prospective purchaser’s financiers, consultants and advisors (financial and legal),

so long as, in each case, prior to receiving any such information the recipient enters into a confidentiality agreement with the disclosing Party pursuant to which the recipient provides a confidentiality undertaking in favour of TerrAscend and the Canopy USA Entities to maintain the confidentiality of the Confidential Information in a manner consistent with this Agreement; and

c.
each of the Parties may disclose Confidential Information to their respective directors, officers and employees (and the directors, officers and employees of their respective Affiliates) and the directors, officers, partners or employees of any financial, accounting, legal and professional advisors of such Party and its Affiliates, as well as any contractors and subcontractors of such Party, provided that each of such individuals to whom Confidential Information is disclosed is advised of the confidentiality of such information and is directed to abide by the terms and conditions of this Section 7.1; and, notwithstanding the foregoing, the Canopy USA Entities may disclose Confidential Information to Canopy Growth and its directors, officers and employees (and the directors, officers and employees of the Affiliates of Canopy Growth) and the directors, officers, partners or employees of any financial, accounting, legal and professional advisors of Canopy Growth and its Affiliates, as well as any contractors and subcontractors of Canopy Growth.

The provisions of this Section 7.1 shall apply indefinitely.

7.2
Notices

All notices, requests, demands or other communications (collectively, “Notices”) by the terms hereof required or permitted to be given by one Party to another Party, or to any other Person shall be given by e- mail as the primary and required form of notice with return receipt confirmed and, as a supplemental form of notice only, in writing by personal delivery or by registered mail, postage prepaid, or by facsimile transmission to such other party at:

(a)
to the Canopy USA Entities at:

Canopy USA, LLC

35715 US Hwy 40, Ste D102

Evergreen, CO 80439

Attention: Legal

Email: contracts@canopycannabis.com with a copy to:

Cassels Brock & Blackwell LLP 40 King Street West, Suite 2100 Toronto, Ontario

M5H 3C2

Attention: Jonathan Sherman Email: jsherman@cassels.com

(b)
to TerrAscend or the Debt Issuers at: TerrAscend Corp.

3610 Mavis Road,

Mississauga, Ontario L5C 1W2

Attention: Lynn Gefen, Chief Legal Officer Email: legal@terrascend.com

and

Attention: Jason Wild

Email: jwild@jwfunds.com with a copy to:

Bennett Jones LLP

One First Canadian Place, Suite 3400 Toronto, Ontario

M5X 1A4

Attention: Aaron Sonshine

Email: sonshinea@bennettjones.com

or at such other address as may be given by such Party to the other Parties hereto in writing from time to time. All such Notices shall be deemed to have been received when delivered or transmitted, or, if mailed, 72 hours after 12:01 a.m. on the day following the day of the mailing thereof. If any Notice shall have been mailed and if regular mail service shall be interrupted by strikes or other irregularities, such Notice shall be deemed to have been received 72 hours after 12:01 a.m. on the day following the resumption of normal mail service, provided that during the period that regular mail service shall be interrupted, all Notices shall be given by personal delivery, by facsimile transmission or by e-mail.

7.3
Invalidity of any Provisions

Any provision of this Agreement which is prohibited by the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining terms and provisions hereof or thereof.

7.4
Amendments

This Agreement may only be amended by written agreement signed by each of the Parties hereto.

7.5
Further Assurances

Each of the Parties shall execute and deliver such further documents and do such further acts and things as may be reasonably required from time to time to carry out the full intent and meaning of this Agreement.

7.6
Entire Agreement

This Agreement, including the Exhibits attached hereto, sets forth the entire understanding of the Parties with respect to the subject matter hereof and supersedes all existing agreements between them concerning such subject matter.

7.7
No Notice of Trust

The Canopy USA Entities or its legal representative will be regarded as exclusively entitled to the benefit of this Agreement and all Persons may act accordingly and TerrAscend shall not be bound to enter in the register notice of any trust or, except as by some court of competent jurisdiction ordered, to recognize any trust or equity affecting the title to this Agreement.

7.8
Expenses

Whether or not the transactions contemplated by this Agreement shall be consummated, each Party shall pay its own expenses incurred in connection herewith.

7.9
U.S. Federal Law

THE CULTIVATION, PRODUCTION AND DISTRIBUTION OF CANNABIS IS ILLEGAL UNDER U.S. FEDERAL LAW. NO PARTY WILL ARGUE THAT THIS AGREEMENT IS INVALID FOR PUBLIC POLICY REASONS AND/OR BASED ON ITS VIOLATION OF

U.S. FEDERAL CANNABIS LAWS. EACH PARTY EXPRESSLY WAIVES THE RIGHT TO PRESENT ANY DEFENSE RELATED TO THE FEDERAL ILLEGALITY OF CANNABIS AND AGREES THAT SUCH DEFENSE SHALL NOT BE ASSERTED, AND WILL NOT APPLY, IN ANY DISPUTE OR CLAIM ARISING OUT OF THIS AGREEMENT.

[Signature Page Follows]

IN WITNESS WHEREOF the Parties have executed this Agreement as of the day and year first above written.

TERRASCEND CORP.
By: /s/ Keith Stauffer
Name: Keith Stauffer
Title: Chief Financial Officer

ARISE BIOSCIENCE, INC.
By: /s/ Keith Stauffer
Name: Keith Stauffer
Title: Chief Financial Officer

TERRASCEND CANADA INC.
By: /s/ Keith Stauffer
Name: Keith Stauffer
Title: Chief Financial Officer

CANOPY USA, LLC
By: /s/ David Klein
Name:	David Klein
Title:	Authorized Signatory

CANOPY USA I LIMITED PARTNERSHIP, by its general partner CANOPY USA, LLC
By: /s/ David Klein
Name:	David Klein
Title:	Authorized Signatory

CANOPY USA III LIMITED PARTNERSHIP, by its general partner CANOPY USA, LLC
By: /s/ David Klein
Name:	David Klein
Title:	Authorized Signatory

EXHIBIT “A” FORM OF NEW WARRANT

WSLEGAL\088037\00012\32932857v20

THESE WARRANTS AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE APRIL 10, 2023.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE CANADIAN SECURITIES EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL APRIL 10, 2023 AND THEN ONLY IN ACCORDANCE WITH ALL APPLICABLE LAWS.

THE WARRANTS EVIDENCED HEREBY ARE EXERCISABLE AT OR BEFORE 5:00 P.M. (TORONTO TIME) ON THE EXPIRY DATE (AS DEFINED HEREIN) AFTER WHICH TIME THE WARRANTS EVIDENCED HEREBY SHALL BE DEEMED TO BE VOID AND OF NO FURTHER FORCE OR EFFECT.

WARRANTS TO PURCHASE UP TO [●] COMMON SHARES OF

TerrAscend Corp. (existing under the laws of Ontario)

Warrant Certificate Number – 2022-12-[●]	Number of Warrants represented by this certificate: [●]

THIS CERTIFIES that, for value received, [Name and registered address of Holder] (the "Holder"), is the registered holder of [●] warrants (collectively, the "Warrants"; each a "Warrant"), each Warrant entitling the Holder, subject to the terms and conditions set forth in this Warrant Certificate (the "Certificate"), to purchase from TerrAscend Corp. (the "Corporation"), one common share in the capital of the Corporation (a "Common Share"), at any time prior to 5:00 p.m. (Toronto time) on December 31, 2032 (the "Expiry Date"), at which time the Warrants evidenced by this Certificate shall become wholly void and the unexercised portion of the subscription right represented hereby will expire and terminate (the "Time of Expiry"), on payment of a price per Common Share equal to CAD$[●], subject to adjustment as set forth herein (the "Exercise Price"). The number of Common Shares which the Holder is entitled to acquire upon exercise of the Warrants and the Exercise Price are subject to adjustment as hereinafter provided.

The Holder shall be entitled to the rights evidenced by this Certificate free from all equities and rights of set-off or counterclaim between the Corporation and the original or any interim holder and all persons may act accordingly and the receipt by the Holder of the Common Shares issuable upon exercise hereof shall be a good discharge to the Corporation.

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1.
Exercise of Warrants.

(a)
Election to Purchase. The rights evidenced by this Certificate may be exercised by the Holder in whole or in part in accordance with the provisions hereof by delivery of an election to purchase in substantially the form attached hereto as Schedule 1 (the "Election to Purchase"), properly completed and executed, together with payment by wire transfer, certified cheque or bank draft of the Exercise Price for the number of Common Shares specified in the Election to Purchase, at the office of the Corporation at 3610 Mavis Road, Mississauga, Ontario, L5C 1W2 or such other address in Canada as may be notified in writing by the Corporation. In the event that the rights evidenced by this Certificate are exercised in part, the Corporation shall, contemporaneously with the issuance of the Common Shares issuable on the exercise of the Warrants so exercised, issue to the Holder a Warrant Certificate on identical terms in respect of that number of Common Shares in respect of which the Holder has not exercised the rights evidenced by this Certificate.

(b)
Exercise.

The Corporation shall, within two trading days after receiving a duly executed Election to Purchase and the Exercise Price for the number of Common Shares specified in the Election to Purchase (the "Exercise Date"), issue that number of Common Shares specified in the Election to Purchase.

(c)
Certificates and Electronic Deposits. As promptly as practicable after the Exercise Date (but no later than three business days after the Exercise Date), the Corporation shall, as specified by the Holder in the Election to Purchase, either

(i) issue and deliver to the Holder, registered in the name of the Holder, a certificate for the number of Common Shares issuable on exercise of the Warrants so exercised and a Certificate representing the balance of any unexercised Warrants, or (ii) in the case of the Common Shares, issue and cause to be deposited electronically with CDS Clearing and Depository Services Inc. ("CDS") through the book-based system administered by CDS using the "non- certificated inventory" issue process that number of Common Shares issuable on exercise of the Warrants so exercised and, in the case of the Warrants, a Certificate representing the balance of any unexercised Warrants. To the extent permitted by law, such exercise shall be deemed to have been effected as of the close of business on the Exercise Date, and at such time the rights of the Holder with respect to the number of Warrants which have been exercised as such shall cease, and the Common Shares and any unexercised Warrants shall then be issuable upon such exercise as outlined above and the Holder shall be deemed to have become the holder of record of the Common Shares and unexercised Warrants represented thereby. Notwithstanding the above, all Common Shares issued to a United States "accredited investor" as defined in Rule 501(a) of Regulation D under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), who is not a "qualified institutional buyer" (as that term

3

is used in Rule 144A of the U.S. Securities Act), will be evidenced by physical certificates.

(d)
Fractional Common Shares. No fractional Common Shares shall be issued upon exercise of the Warrants represented by this Certificate.

(e)
Adjustments. The subscription rights in effect under the Warrants for Common Shares issuable upon the exercise of the Warrants shall be subject to adjustment from time to time as follows:

(i)
If, at any time from the date hereof until the Time of Expiry (the "Adjustment Period"), the Corporation shall:

(A)
subdivide, re-divide or change its outstanding Common Shares and/or its non-voting and non-participating exchangeable shares in the capital of the Corporation (the "Exchangeable Shares") into a greater number of Common Shares or Exchangeable Shares;

(B)
reduce, combine or consolidate its outstanding Common Shares and/or Exchangeable Shares into a lesser number of Common Shares or Exchangeable Shares; or

(C)
issue Common Shares and/or Exchangeable Shares to all or substantially all of the holders of Common Shares or Exchangeable Shares by way of stock dividend or other distribution (other than, if applicable, a dividend paid in the ordinary course or a distribution of Common Shares and/or Exchangeable Shares upon the exercise of warrants, options, restricted share units or other exchangeable or convertible securities of the Corporation);

(any of such events in subsections 1(e)(i)(A), 1(e)(i)(B) or 1(e)(i)(C) being called a "Common Share Reorganization") then, in each such event, the Exercise Price shall be adjusted as of the effective date or record date of such Common Share Reorganization, as the case may be, and shall, in the case of the events referred to in (A) or (C) above, be decreased in proportion to the increase in the number of outstanding Common Shares and/or Exchangeable Shares resulting from such subdivision, re-division, change or distribution, or shall, in the case of the events referred to in (B) above, be increased in proportion to the decrease in the number of outstanding Common Shares and/or Exchangeable Shares resulting from such reduction, combination or consolidation, in each case by multiplying the Exercise Price in effect immediately prior to such effective date or record date by a fraction, the numerator of which shall be the number of Common Shares outstanding on such effective date or record date before giving effect to such Common Share Reorganization and the denominator of which shall be the number of Common Shares outstanding as of the effective date or record date after giving effect to such Common Share Reorganization. Such

4

adjustment shall be made successively whenever any event referred to in this subsection 1(e)(i) shall occur. Upon any adjustment of the Exercise Price pursuant to subsection 1(e)(i), the Exchange Rate (as defined below) shall be contemporaneously adjusted by multiplying the number of Common Shares theretofore obtainable on the exercise thereof by a fraction of which the numerator shall be the Exercise Price in effect immediately prior to such adjustment and the denominator shall be the Exercise Price resulting from such adjustment. "Exchange Rate" means the number of Common Shares subject to the right of purchase under each Warrant, which, as of the date hereof, is one (1) Common Share for one (1) Warrant.

(ii)
If and whenever at any time during the Adjustment Period, the Corporation shall fix a record date for the issuance of rights, options or warrants to all or substantially all the holders of its outstanding Common Shares and/or Exchangeable Shares entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Common Shares and/or Exchangeable Shares (or securities convertible or exchangeable into Common Shares and/or Exchangeable Shares) at a price per Common Share (or having a conversion or exchange price per Common Share) less than 95% of the Current Market Price (as defined below) on the date of announcement of such issuance (a "Rights Offering"), the Exercise Price shall be adjusted immediately after such record date so that it shall equal the amount determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares and/or Exchangeable Shares outstanding on such record date plus a number of Common Shares and/or Exchangeable Shares equal to the number arrived at by dividing the aggregate price of the total number of additional Common Shares and/or Exchangeable Shares offered for subscription or purchase (or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered) by the Current Market Price, and of which the denominator shall be the total number of Common Shares and/or Exchangeable Shares outstanding on such record date plus the total number of additional Common Shares and/or Exchangeable Shares offered for subscription or purchase or into which the convertible or exchangeable securities so offered are convertible or exchangeable. Any Common Shares and/or Exchangeable Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that no such rights or warrants are exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or, if any such rights or warrants are exercised, to the Exercise Price which would then be in effect based upon the number of Common Shares and/or Exchangeable Shares (or securities convertible or exchangeable into Common Shares) actually issued upon the exercise of such rights or warrants, as the case may be. Upon any adjustment of the Exercise Price pursuant to this subsection 1(e)(ii), the Exchange Rate

5

will be adjusted immediately after such record date so that it will equal the rate determined by multiplying the Exchange Rate in effect on such record date by a fraction, of which the numerator shall be the Exercise Price in effect immediately prior to such adjustment and the denominator shall be the Exercise Price resulting from such adjustment.

(iii)
If and whenever at any time during the Adjustment Period the Corporation shall fix a record date for the making of a distribution to all or substantially all the holders of its outstanding Common Shares and/or Exchangeable Shares of (i) securities of any class, whether of the Corporation or any other entity (other than Common Shares and/or Exchangeable Shares), (ii) rights, options or warrants to subscribe for or purchase Common Shares and/or Exchangeable Shares (or other securities convertible into or exchangeable for Common Shares and/or Exchangeable Shares), other than pursuant to a Rights Offering; (iii) evidences of its indebtedness or (iv) any cash, securities or other property or other assets (other than, if applicable, dividends paid in the ordinary course) and if such issue or distribution does not constitute a Common Share Reorganization, a Rights Offering or a distribution of Common Shares upon the exercise of Warrants or any outstanding options, then, in each such case, the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares and/or Exchangeable Shares outstanding on such record date multiplied by the Current Market Price on such record date, less the excess, if any, of the fair market value on such record date, as determined by the directors of the Corporation, acting reasonably (whose determination shall be conclusive, subject to stock exchange approval), of such cash, securities or other property or other assets so issued or distributed over the fair market value of any consideration received therefor by the Corporation from the holders of the Common Shares and/or Exchangeable Shares, and of which the denominator shall be the total number of Common Shares and/or Exchangeable Shares outstanding on such record date multiplied by the Current Market Price. Any Common Shares and/or Exchangeable Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that such distribution is not so made, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed. Upon any adjustment of the Exercise Price pursuant to this subsection 1(e)(iii), the Exchange Rate will be adjusted immediately after such record date so that it will equal the rate determined by multiplying the Exchange Rate in effect on such record date by a fraction, of which the numerator shall be the Exercise Price in effect immediately prior to such adjustment and the denominator shall be the Exercise Price resulting from such adjustment.

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(iv)
If and whenever at any time during the Adjustment Period, there is a reclassification of the Common Shares and/or Exchangeable Shares or a capital reorganization of the Corporation other than as described in subsection 1(e)(i) or a consolidation, amalgamation, arrangement or merger of the Corporation with or into any other body corporate, trust, partnership or other entity, or a sale or conveyance of the property and assets of the Corporation as an entirety or substantially as an entirety to any other body corporate, trust, partnership or other entity, any Holder that has not exercised its Warrants prior to the effective date of such reclassification, capital reorganization, consolidation, amalgamation, arrangement or merger, sale or conveyance, upon the exercise of such Warrant thereafter, shall be entitled to receive upon payment of the Exercise Price and shall accept, in lieu of the number of Common Shares that prior to such effective date the Holder would have been entitled to receive the number of shares or other securities or property of the Corporation or of the body corporate, trust, partnership or other entity resulting from such merger, amalgamation or consolidation, or to which such sale or conveyance may be made, as the case may be, that such Holder would have been entitled to receive on such reclassification, capital reorganization, consolidation, amalgamation, arrangement or merger, sale or conveyance, if, on the effective date thereof, as the case may be, the Holder had been the registered holder of the number of Common Shares to which prior to such effective date it was entitled to acquire upon the exercise of the Warrants. If determined appropriate by the Corporation, relying on advice of legal counsel, to give effect to or to evidence the provisions of this subsection 1(e)(iv), the Corporation, its successor, or such purchasing body corporate, partnership, trust or other entity, as the case may be, shall, prior to or contemporaneously with any such reclassification, capital reorganization, consolidation, amalgamation, arrangement, merger, sale or conveyance, enter into an agreement or certificate which shall provide, to the extent possible, for the application of the provisions set forth in this Certificate with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Certificate shall thereafter correspondingly be made applicable, as nearly as may reasonably be, with respect to any shares, other securities or property to which the Holder is entitled on the exercise of its acquisition rights thereafter. Any agreement or certificate entered into between the Corporation, any successor to the Corporation or such purchasing body corporate, partnership, trust or other entity and the Holder shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this subsection 1(e) and which shall apply to successive reclassifications, capital reorganizations, amalgamations, consolidations, mergers, sales or conveyances arrangements.

(v)
If and whenever at any time during the Adjustment Period the Corporation or a subsidiary of the Corporation shall make an issuer bid or a tender or exchange offer (other than an odd lot offer or a normal course issuer bid) to all or substantially all of the holders of Common Shares and/or

7

Exchangeable Shares for all or any portion of the Common Shares and/or Exchangeable Shares where the cash and the value of any other consideration included in such payment per Common Share and/or Exchangeable Shares exceeds the Current Market Price on the trading day immediately preceding the commencement of the issuer bid or tender or exchange offer (any such issuer bid or tender or exchange offer being called an "Issuer Bid"), the Exercise Price shall be adjusted to a price determined by multiplying the applicable Exercise Price in effect on the date of the completion of such Issuer Bid by a fraction, the numerator of which shall be the product of (A) the number of Common Shares and/or Exchangeable Shares outstanding immediately prior to the completion of the Issuer Bid (without giving effect to any reduction in respect of any tendered or exchanged shares) and (B) the Current Market Price on the trading day immediately preceding the commencement of the Issuer Bid, and the denominator of which shall be the sum of (A) the fair market value (determined by the board of directors of the Corporation, acting reasonably and in good faith) of the aggregate consideration paid by the Corporation or subsidiary to holders of Common Shares and/or Exchangeable Shares upon the completion of such Issuer Bid, and (B) the product of (I) the difference between the number of Common Shares and/or Exchangeable Shares outstanding immediately prior to the completion of the Issuer Bid (without giving effect to any reduction in respect of tendered or exchanged shares) and the number of Common Shares and/or Exchangeable Shares actually purchased by the Corporation or subsidiary pursuant to the Issuer Bid, and

(II) the Current Market Price on the trading day immediately preceding the commencement of the Issuer Bid.

(vi)
In any case in which this subsection 1(e) shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such event, issuing to the Holder of any Warrant exercised after the record date and prior to completion of such event the additional Common Shares issuable by reason of the adjustment required by such event before giving effect to such adjustment; provided, however, that the Corporation shall deliver to the Holder an appropriate instrument evidencing the Holder's right to receive such additional Common Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Common Shares and/or Exchangeable Shares declared in favour of holders of record of Common Shares and/or Exchangeable Shares on and after the relevant date of exercise or such later date as the Holder would, but for the provisions of this subsection 1(e)(vi), have become the holder of record of such additional Common Shares pursuant to this subsection 1(e).

(vii)
In any case in which subsection 1(e)(i)(C), subsection 1(e)(ii) or subsection 1(e)(iii) require that an adjustment be made to the Exercise Price, no such adjustment shall be made if the Holder of the outstanding Warrants receives,

8

subject to any required stock exchange or regulatory approval, the rights or warrants referred to in subsection 1(e)(i)(C), subsection 1(e)(ii) or the shares, rights, options, warrants, evidences of indebtedness or assets referred to in subsection 1(e)(iii), as the case may be, in such kind and number as they would have received if they had been holders of Common Shares on the applicable record date or effective date, as the case may be, by virtue of their outstanding Warrants having then been exercised into Common Shares at the Exercise Price in effect on the applicable record date or effective date, as the case may be.

(viii)
Each Common Share issued upon exercise of Warrants shall be entitled to receive, in addition to any Common Shares received in connection with such exercise, rights under the shareholder rights plan or equivalent plan, if any, and the certificates (if applicable) representing the Common Shares issued upon such exercise shall bear such legends, if any, in each case as may be provided by the terms of any shareholder rights plan or equivalent plan adopted by the Corporation, as the same may be amended from time to time, and the Exercise Price shall not be adjusted in connection therewith. If prior to any exercise of Warrants, however, such rights have separated from the Common Shares in accordance with the provisions of the applicable shareholder rights agreement, the Exercise Price shall be adjusted at the time of separation as if the Corporation distributed to all holders of Common Shares, rights options or warrants as described in subsection 1(e)(iii), subject to readjustment in the event of the expiration, termination or redemption of such rights.

(ix)
The adjustments provided for in this subsection 1(e) are cumulative, and shall, in the case of adjustments to the Exercise Price be computed to the nearest whole cent and shall apply to successive subdivisions, re-divisions, reductions, combinations, consolidations, distributions, issues or other events resulting in any adjustment under the provisions of this subsection 1(e), provided that, notwithstanding any other provision of this Section, no adjustment of the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price then in effect or the number of Common Shares issuable upon the exercise of a Warrant by at least one one-hundredth of a Common Share; provided, however, that any adjustments which by reason of this subsection 1(e)(ix) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(x)
After any adjustment pursuant to this subsection 1(e), the term "Common Shares", where used in this Certificate, shall be interpreted to mean securities of any class or classes which, as a result of such adjustment and all prior adjustments pursuant to this subsection 1(e), the Holder is entitled to receive upon the exercise of Warrants, and the number of Common Shares indicated by any exercise made pursuant to a Warrant shall be interpreted to mean the number of Common Shares or other property or

9

securities the Holder is entitled to receive, as a result of such adjustment and all prior adjustments pursuant to this subsection 1(e), upon the full exercise of a Warrant.

(xi)
All Common Shares or shares of any class or other securities, which the Holder is at the time in question entitled to receive on the exercise of its Warrant, whether or not as a result of adjustments made pursuant to this subsection 1(e), shall, for the purposes of the interpretation of this Certificate, be deemed to be Common Shares which such Holder is entitled to acquire pursuant to such Warrant.

(xii)
Notwithstanding anything in this subsection 1(e), no adjustment shall be made in the acquisition rights attached to the Warrants if the issue of Common Shares is being made pursuant to this Certificate or in connection with (a) any share incentive plan or restricted share unit plan or share purchase plan in force from time to time for directors, officers, employees, consultants or other service providers of the Corporation; or (b) the satisfaction of existing instruments issued as of the date hereof.

(xiii)
As a condition precedent to the taking of any action which would require an adjustment in any of the acquisition rights pursuant to any of the Warrants, including the number of Common Shares which are to be received upon the exercise thereof, the Corporation shall take any action which may, in the opinion of legal counsel, be necessary in order that the Corporation has unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the Common Shares which the holders of such Warrants are entitled to receive on the full exercise thereof in accordance with the provisions hereof.

(xiv)
The Corporation shall from time to time promptly after the occurrence of any event which requires an adjustment or readjustment as provided in subsection 1(e), deliver a certificate of the Corporation to the Holder specifying the nature of the event requiring the same and the amount of the adjustment or readjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

(xv)
The Corporation covenants to and in favour of the Holder that so long as this Warrant remains outstanding, it will give notice to the Holder of the effective date or of its intention to fix a record date for any event referred to in this subsection 1(e) whether or not such action would give rise to an adjustment in the Exercise Price or the number and type of securities issuable upon the exercise of the Warrants, and, in each case, such notice shall specify the particulars of such event and the record date and the effective date for such event; provided that the Corporation shall only be required to specify in such notice such particulars of such event as have been fixed and determined on the date on which such notice is given. Such

10

notice shall be given not less than 14 days in each case prior to such applicable record date or effective date.

(xvi)
The Corporation covenants with the Holder that it will not close its transfer books or take any other corporate action which might deprive the Holder of the opportunity to exercise its right of acquisition hereunder during the period of 10 business days after the giving of the certificate set forth in subsection 1(e)(xiii).

(xvii)
If the Corporation, after the date hereof, shall take any action affecting the Common Shares other than action described in subsection 1(e), which in the reasonable opinion of the directors of the Corporation would materially affect the rights of the Holder, the Exercise Price and/or the Exchange Rate, the number of Common Shares which may be acquired upon exercise of the Warrants shall be adjusted in such manner and at such time, by action of the directors, acting reasonably and in good faith, in their sole discretion as they may determine to be equitable to the Holder in the circumstances, provided that no such adjustment will be made unless any requisite prior approval of any stock exchange on which the Common Shares are listed for trading has been obtained. No adjustments shall be made pursuant to this subsection 1(e) if the Holder is entitled to participate in any event described in this subsection 1(e) on the same terms, mutatis mutandis, as if the Holder had exercised their Warrants prior to, or on the effective date or record date (as applicable) of, such event.

(xviii)
If at any time a question or dispute arises with respect to adjustments provided for in this subsection 1(e), such question or dispute will be conclusively determined by the auditor of the Corporation or, if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action of the directors of the Corporation and any such determination, subject to regulatory approval and absent manifest error, will be binding upon the Corporation and the Holder. The Corporation will provide such auditor or chartered accountant with access to all necessary records of the Corporation.

(f)
Shares to be Reserved. The Corporation will at all times keep available and reserve out of its authorized Common Shares, solely for the purpose of issuing upon the exercise of the Warrants, such number of Common Shares as shall then be issuable upon the exercise of the Warrants. The Corporation covenants and agrees that all such Common Shares which shall be so issuable will, upon issuance and receipt of the Exercise Price therefore, be duly authorized and issued as fully paid and non-assessable. The Corporation will take all such actions as may be necessary to ensure that all such Common Shares may be so issued without violation of any applicable requirements of any exchange upon which the Common Shares may be listed or in respect of which the Common Shares are qualified for unlisted trading privileges. The Corporation will take all such actions

11

as are within its power to ensure that all such Common Shares may be so issued without violation of any applicable law.

(g)
Issue Tax. Upon the exercise of Warrants, the issuance of certificates, if any, for the Common Shares and the issuance of Certificates for any unexercised Warrants shall be made without charge to the Holder, including for any issuance tax in respect thereto, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate(s) in a name other than that of the Holder.

(h)
Listing. The Corporation will, at its expense and as expeditiously as possible, use its reasonable commercial efforts to cause all Common Shares issuable upon the exercise of the Warrants to be duly listed on the Canadian Securities Exchange and/or any other stock exchange upon which the Common Shares may be then listed prior to the issuance of such Common Shares.

(i)
Current Market Price. For the purposes of any computation hereunder, the "Current Market Price" at any date shall be the volume-weighted average price ("VWAP") per Common Share for the 20 consecutive trading days ending five

(5) trading days prior to the relevant date on the most senior stock exchange in Canada on which the Common Shares may then be listed and on which there is the greatest volume of trading of the Common Shares for such 20 day period, or, if the Common Shares or any other security in respect of which a determination of Current Market Price is being made are not listed on any stock exchange, which includes the Canadian Securities Exchange, the Current Market Price shall be determined in good faith by the directors of the Corporation, which determination shall be conclusive, absent fraud or manifest error. The VWAP shall be determined by dividing the aggregate sale price of all such Common Shares sold on the said exchange during the said 20 consecutive trading days by the total number of such Common Shares so sold.

2.
Transfer of Warrants. Subject to applicable securities laws, the Warrants represented by this Certificate are transferable by the Holder to any person, upon delivery of this Certificate and a duly executed transfer form in substantially the form attached hereto as Schedule 2 (the "Transfer Form") or such other instrument of transfer in such form as the Corporation may from time to time prescribe and delivered to the Corporation. The Warrants may be offered, sold, pledged or otherwise transferred only: (A) to the Corporation, (B) pursuant to an effective registration statement under the U.S. Securities Act, (C) in accordance with Rule 144A under the U.S. Securities Act, if available, and in compliance with applicable state securities laws, (D) outside the United States in accordance with the provisions of Rule 904 of Regulation S under the U.S. Securities Act, if available, or (E) in a transaction that does not otherwise require registration under the

U.S. Securities Act or any applicable state securities laws. No transfer of the Warrants represented by this Certificate shall be made if in the opinion of counsel to the Corporation such transfer would result in the violation of any applicable securities laws. Subject to the foregoing, the Corporation shall issue and mail as soon as practicable, and in any event within five business days of such delivery, a new Certificate registered in the name of the

12

transferee or as the transferee may direct and shall take all other necessary actions to effect the transfer as directed. Upon the transfer of any Warrant in accordance with the terms hereof, the Corporation shall enter the name of the transferee in the register as the registered holder of such transferred Warrants.

3.
U.S. Registration.

(a)
Neither the Warrants represented by this Certificate nor the Common Shares issuable upon exercise hereof have been or will be registered under the U.S. Securities Act nor under the securities laws of any state of the United States. The Warrants represented by this Certificate may only be exercised by or on behalf of a holder who, at the time of exercise, either:

(i)
(A) is not, and is not exercising the Warrant for the account or benefit of, a

U.S. person or a person in the United States;

(A)
did not execute or deliver the exercise form while in the United States;

(B)
delivery of the Common Shares will not be to an address in the United States; and

(C)
has in all other respects complied with the terms of Regulation S of the U.S. Securities Act; or

(ii)
is the original subscriber for the Warrants, on its own behalf or on behalf of the original beneficial purchaser (if any), it and such beneficial purchaser (if any) are "accredited investors" that satisfy one or more of the criteria set forth in Rule 501(a) of Regulation D under the U.S. Securities Act, it delivered a U.S. Accredited Investor Certificate to the Corporation in connection with the subscription for securities pursuant to which the Warrants were acquired, and the representations, warranties and covenants made by the undersigned therein are true and correct on the date of exercise of the Warrants in respect to the exercise of the Warrants and it represents to the Corporation as such; or

(iii)
is the original subscriber of the Warrants and is exercising the Warrants solely for its own account or for the account of the original beneficial owner, if any, and for whose account such original purchaser exercises sole investment discretion; each of it and any beneficial owner was on the date the Warrants were purchased from the Corporation, and is on the date of exercise of the Warrants, a "qualified institutional buyer" (as that term is used in Rule 144A of the U.S. Securities Act and is also an "accredited investor" that satisfies one or more of the criteria set forth in Rule 501(a) of Regulation D under the U.S. Securities Act) and all the representations, warranties and covenants agreed upon or made by the Holder, or any beneficial purchaser, as the case may be during the purchase of the Warrants

13

from the Corporation continue to be true and correct as of the date of exercise; or

(iv)
is tendering with the exercise form a written opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation to the effect that the Common Shares to be delivered upon exercise of the Warrants have been registered under the U.S. Securities Act and all applicable state securities laws of the United States or are exempt from such registration requirements.

"U.S. person" and "United States" are as defined in Regulation S under the U.S. Securities Act.

(b)
All certificates representing Common Shares issued to persons who exercise the Warrants pursuant to subparagraphs 3(a)(ii) or 3(a)(iv) above on the exercise of the rights represented by this Certificate will, unless such Common Shares are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States bear the following legend:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR U.S. STATE SECURITIES LAWS. BY PURCHASING OR OTHERWISE HOLDING SUCH SECURITIES, THE HOLDER AGREES FOR THE BENEFIT OF TERRASCEND CORP. (THE "CORPORATION") THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE CORPORATION; OR (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS; OR (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY (I) RULE 144 OR (II) RULE 144A THEREUNDER, IF AVAILABLE, AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS; OR

(D)
IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS; OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, PROVIDED THAT, IN THE CASE OF TRANSFERS PURSUANT TO (C)(I) OR (D) ABOVE, THE HOLDER HAS, PRIOR TO SUCH TRANSFER, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE CORPORATION. DELIVERY OF THIS CERTIFICATE MAY NOT

14

CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA."

provided, that if the Common Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S, the legend set forth above may be removed by providing an executed declaration to the registrar and transfer agent of the Corporation and to the Corporation, in such form as the Corporation may prescribe from time to time and, if requested by the Corporation or the registrar and transfer agent, an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation and the registrar and transfer agent to the effect that such sale is being made in compliance with Rule 904 of Regulation S; and

provided further, that if any of the Common Shares are being sold pursuant to Rule 144 under the U.S. Securities Act and in compliance with any applicable state securities laws, the legend may be removed by delivery to the Corporation's registrar and transfer agent of an opinion satisfactory to the Corporation and its registrar and transfer agent to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws.

4.
Replacement. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Certificate and, if requested by the Corporation, upon delivery of a bond of indemnity satisfactory to the Corporation (or, in the case of mutilation, upon surrender of this Certificate), the Corporation will issue to the Holder a replacement Certificate (containing the same terms and conditions as this Certificate), without expense to Holder.

5.
Expiry Date. The Warrants represented by this Certificate shall expire and all rights to purchase Common Shares hereunder shall cease and become null and void at 5:00 p.m. (Toronto time) on the Expiry Date.

6.
Successor Corporations.

(a)
The Corporation shall not enter into any transaction whereby all or substantially all of its undertaking, property and assets would become the property of any other corporation (herein called a "successor corporation") whether by way of reorganization, reconstruction, consolidation, amalgamation, merger, transfer, sale, disposition or otherwise, unless prior to or contemporaneously with the consummation of such transaction the Corporation and the successor corporation shall have executed such instruments and done such things as the Corporation, acting reasonably, considers necessary or advisable to establish that upon the consummation of such transaction:

(i)
the successor corporation will have assumed all the covenants and obligations of the Corporation under this Certificate; and

15

(ii)
the Warrants and the terms set forth in this Certificate will be a valid and binding obligation of the successor corporation entitling the Holder, as against the successor corporation, to all the rights of the Holder under this Certificate.

(b)
Whenever the conditions of subsection 6(a) shall have been duly observed and performed, the successor corporation shall possess, and from time to time may exercise, each and every right and power of the Corporation under this Certificate in the name of the Corporation or otherwise and any act or proceeding by any provision hereof required to be done or performed by any director or officer of the Corporation may be done and performed with like force and effect by the like directors or officers of the successor corporation.

7.
Covenants and Compliance Obligations. So long as any Warrants remain outstanding the Corporation covenants that:

(a)
it shall do or cause to be done all things necessary to preserve and maintain its corporate existence and its status as a reporting issuer not in default in the Provinces of British Columbia, Alberta and Ontario; and

(b)
if the issuance of the Common Shares upon the exercise of the Warrants requires any filing or registration with or approval of any Canadian securities regulatory authority or other Canadian governmental authority or compliance with any other requirement under any Canadian law before such Common Shares may be validly issued, the Corporation agrees to take such actions as may be necessary to secure such filing, registration, approval or compliance, as the case may be.

8.
Governing Law. The laws of the Province of Ontario and the federal laws of Canada applicable therein shall govern the Warrants.

9.
Successors. This Certificate shall inure to the benefit of the Holder and its successors or assigns and shall be binding on the Corporation and its successors.

10.
General. All amounts of money referred to in this Certificate are expressed in lawful money of Canada.

11.
Signature and Electronic Copies. This Certificate may, if agreed by the Holder, be signed digitally or by other electronic means, which shall be deemed to be an original and shall be deemed to have the same legal effect and validity as a certificate bearing an original signature. A signed copy of this Certificate transmitted by facsimile, email or other electronic transmission shall be deemed to have the same legal effect and validity as delivery of an originally executed copy of this Certificate, provided that if this Certificate bears a digital or electronic signature as contemplated above and the Corporation is delivering this Certificate by electronic transmission pursuant to this Section 11, then the Corporation represents to the Holder that the electronically transmitted Certificate is the only executed copy to be issued to the Holder by the Corporation.

[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by a duly authorized officer.

DATED as of December , 2022.

TERRASCEND CORP.
Per:
Authorized Signing Officer

[Signature Page – Second Tranche Warrant Certificate]

SCHEDULE 1

ELECTION TO PURCHASE

TO: TerrAscend Corp.

The undersigned hereby irrevocably elects to exercise the number of Warrants of TerrAscend Corp. for the number of Common Shares (or other property or securities subject thereto) as set forth below:

Payment of Exercise Price

(a)
Number of Warrants to be Exercised: #

(b)
Number of Common Shares to be Acquired: #

(c)
Exercise Price per Common Share: $

(d)
Aggregate Purchase Price [(b) multiplied by (c)] $

and hereby tenders a certified cheque, bank draft or cash for such aggregate purchase price, and directs such Common Shares to be registered and a certificate therefor, if applicable, to be issued as directed below.

The undersigned represents, warrants and certifies as follows (one (only) of the following must be checked):

� (A) the undersigned holder at the time of exercise of the Warrants (i) is not present in the United States, (ii) is not a U.S. Person (as defined under Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act")), (iii) is not exercising the Warrants on behalf of, or for the account or benefit of, a U.S. Person or a person in the United States, (iv) did not acquire the Warrants in the United States or on behalf of, or for the account or benefit of, a U.S. Person or a person in the United States;

(v)
did not receive an offer to exercise the Warrants in the United States; (vi) did not execute or deliver this exercise form in the United States; (vii) is not requesting delivery in the United States of the Common Shares issuable upon such exercise; and (viii) represents and warrants that the exercise of the Warrants and acquisition of the Common Shares occurred in an "offshore transaction" (as defined under Regulation S under the U.S. Securities Act); OR

� (B) the undersigned holder

(i)
is (1) present in the United States, (2) a U.S. Person, (3) a person exercising the Warrants for the account or benefit of a U.S. Person or a person in the United States, or (4) requesting delivery in the United States of the Common Shares issuable upon such exercise, and
(ii)
the undersigned holder has an exemption from the registration requirements of the U.S. Securities Act and all applicable state securities laws available for the exercise of the Warrants, and has delivered to the Corporation a

2

written opinion of U.S. counsel, in form and substance reasonably satisfactory to the Corporation, or such other evidence reasonably satisfactory to the Corporation to that effect; OR

� (C) the undersigned holder is the original purchaser of the Warrants and (a) purchased the Warrants directly from the Corporation pursuant to the terms and conditions of the Offering; (b) is exercising the Warrants solely for its own account or for the account of the original beneficial owner, if any; (c) each of it and any beneficial owner was on the date the Warrants were purchased from the Corporation, and is on the date of exercise of the Warrants, an "accredited investor" within the meaning of Rule 501(a) under the U.S. Securities Act; and (d) all the representations, warranties and covenants agreed upon or made by the Warrantholder during the purchase of the Warrants from the Corporation continue to be true and correct as if duly executed as of the date hereof; OR

� (D) the undersigned holder is the original purchaser of the Warrants and (a) purchased the Warrants directly from the Corporation pursuant to the terms and conditions of the Offering; (b) is exercising the Warrants solely for its own account or for the account of the original beneficial owner, if any, and for whose account such original purchaser exercises sole investment discretion; (c) each of it and any beneficial owner was on the date the Warrants were purchased from the Corporation, and is on the date of exercise of the Warrants, a "qualified institutional buyer" (as that term is used in Rule 144A of the U.S. Securities Act and is also an "accredited investor" that satisfies one or more of the criteria set forth in Rule 501(a) of Regulation D under the U.S. Securities Act); and (d) all the representations, warranties and covenants agreed upon or made by the Warrantholder, or any beneficial purchaser, as the case may be during the purchase of the Warrants from the Corporation continue to be true and correct as if duly executed as of the date hereof.

The undersigned holder understands that unless Box A or Box D above is checked, the certificate representing the Common Shares may be issued in definitive physical certificated form and bear a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from registration is available (as described in the Warrant Certificate and the subscription documents). If Box B above is checked, holders are encouraged to consult with the Corporation in advance to determine that the legal opinion tendered in connection with the exercise will be satisfactory in form and substance to the Corporation. "U.S. Person" and "United States" are as defined under Regulation S under the U.S. Securities Act.

If Box B or Box C is checked, any certificate representing the Common Shares issuable upon exercise of these Warrants will bear an applicable United States restrictive legend.

The undersigned hereby acknowledges that the undersigned is aware that the Common Shares received on exercise may be subject to restrictions on resale under applicable securities legislation. The undersigned hereby further acknowledges that the Corporation will rely upon the confirmations, acknowledgements and agreements set forth herein, and agrees to notify the Corporation promptly in writing if any of the representations or warranties herein ceases to be accurate or complete.

[Remainder of page intentionally left blank. Signature page follows.]

DATED this day of , 20 .

●

Per:	Address of Registered Holder
Name of Registered Holder:

SCHEDULE 2

TRANSFER FORM

TO: TerrAscend Corp.

FOR VALUE RECEIVED, the undersigned transferor hereby sells, assigns and transfers unto

(Transferee)
(Address)

of the Warrants registered in the name of the undersigned transferor represented by the attached Certificate.

THE UNDERSIGNED TRANSFEROR HERBY CERTIFIES AND DECLARES that the

Warrants are not being offered, sold or transferred to, or for the account or benefit of, a U.S. person (as defined in Rule 902(k) of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act")) or a person within the United States unless registered under the U.S. Securities Act and any applicable state securities laws or unless an exemption from such registration is available, subject to the requirements for the transfer of the Warrants as set out in the Warrant Certificate.

DATED this day of , .

Signature of Registered Holder (Transferor)
Print name of Registered Holder

Address

NOTE: The signature on this transfer form must correspond with the name as recorded on the face of the Certificate in every particular without alteration or enlargement or any change whatsoever or this transfer form must be signed by a duly authorized trustee, executor, administrator, curator, guardian, attorney of the Holder or a duly authorized signing officer in the case of a corporation. If this transfer form is signed by any of the foregoing, or any person acting in a fiduciary or representative capacity, the Certificate must be accompanied by evidence of authority to sign.